[Logo] M F S (R)
INVESTMENT MANAGEMENT                                             ANNUAL REPORT
  We invented the mutual fund(R)                                  FOR YEAR ENDED
                                                                  JUNE 30, 2000




                               [Graphic Omitted]



                              MFS(R) INSTITUTIONAL
                              HIGH YIELD FUND

MFS(R) INSTITUTIONAL HIGH YIELD FUND

TRUSTEES                                                                   INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer                  Massachusetts Financial Services Company
MFS Investment Management(R)                                               500 Boylston Street
                                                                           Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                           DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;           MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company                    500 Boylston Street
(video franchise)                                                          Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                                     INVESTOR SERVICE
Jeffrey L. Shames*                                                         MFS Service Center, Inc.
                                                                           P.O. Box 2281
PORTFOLIO MANAGER                                                          Boston, MA 02107-9906
Bernard Scozzafava*
                                                                           For additional information,
TREASURER                                                                  contact your investment professional.
James O. Yost*
                                                                           CUSTODIAN
ASSISTANT TREASURERS                                                       State Street Bank and Trust Company
Mark E. Bradley*
Ellen Moynihan*                                                            AUDITORS
                                                                           Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                          WORLD WIDE WEB
                                                                           www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


----------------------------------------------------------------------------------------------------------------
  NOT FDIC INSURED                               MAY LOSE VALUE                              NO BANK GUARANTEE
----------------------------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the year ended June 30, 2000, the fund provided a total return of 0.55%, including the reinvestment of any distributions. During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 0.77%. The fund's return also compares to a return of -1.45% for the fund's benchmark, the Salomon Brothers High Yield Market Index (the Salomon Index). The Salomon Index is an unmanaged index that captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada.

The high-yield market remained plagued by a number of difficulties during most of the period. First, high-yield portfolios experienced approximately $6.5 billion in outflows this year, which hurt demand for high-yield securities. Second, while default rates have recently come down a bit, they remained relatively high during the period. Finally, concerns about inflation and unsustainable economic growth kept investors nervous about future interest- rate hikes. While we are starting to see signs that the economy is slowing and the Federal Reserve Board (the Fed) may be nearing the end of its rate hikes, we think the possibility of one or two more increases is not out of the question. On a more positive note, we've recently started to see money flowing back into the high-yield market as the interest-rate environment has improved and investors are being drawn to some extremely attractive yields relative to U.S. Treasury and investment-grade bonds. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In a market where most high-yield bonds traded lower, the portfolio's performance compared to its benchmarks benefited from favorable security selection and industry diversification. During the second quarter of 2000, many telecommunications and media securities experienced a dramatic selloff along with the equity market. However, our holdings in these sectors, as well as holdings in industries such as gaming and industrial manufacturing, held up well during the period. We maintained our positions in telecommunications bonds, and it remained the largest industry exposure in the portfolio. Companies like Nextel Communications are among the fund's holdings, and these investments provided a positive contribution to performance. Our position in Nextel provided steady gains due to persistent strength in wireless subscriber growth. We also weren't afraid to take some profits in energy-company bonds, as oil and natural gas prices reached historically high levels.

In addition to favorable security selection, our successful avoidance of the credit problems and bankruptcies that hurt a variety of industries helped the fund's performance. The key to avoiding credit defaults is in-depth research, and we believe MFS' research capabilities are second to none in the industry. MFS(R) Institutional High Yield Fund is backed by a large group of investment professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. We carefully measure and manage the underlying financial stability of each company we hold in the portfolio. Similar to our equity research, it's an intensive, company-by-company, bottom-up approach. First, we look at a company's business risks, then we consider the financial risks. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return. Our holding in U.S. Can Corp., one of the world's largest aerosol can manufacturers, is a good example of a bond that met our stringent investment criteria and benefited the fund's performance. The company's management instituted a number of cost-saving efficiencies in their plants, which improved profitability and cash flow. The company then began to buy back their bonds, which resulted in substantial price appreciation.

After telecommunications, our second largest exposure was in media. Core holdings included cable television and radio entities such as Charter Communications, one of the fastest-growing companies in the field. Controlled by Paul Allen, the co-founder of Microsoft, Charter's valuation has risen following the increased utilization of cable networks as a means of accessing the Internet.

In many ways, we view telecom and media as defensive industries that offer attractive growth and income opportunities. Most people are not going to turn off their cable or mobile phones if the economy slows down. On the other hand, some of the big-ticket capital items such as industrial machinery, building materials, and autos may experience a slowdown in business and consumer spending due to higher interest rates. Given the current economic environment, we like the telecom and media sectors, and we've increased our exposure to these industries since the beginning of the year. We've taken some money off the table in some of the more cyclical industries such as steel and paper packaging, as well as in general manufacturing. We increased holdings in gaming bonds, which we also view as a somewhat defensive industry. These securities have gained ground because there are fewer and fewer regions of the country that permit gaming, and we believe these companies will continue to produce exceptional earnings and cash flow growth.

Looking ahead, we're cautiously optimistic regarding a recovery in high-yield securities. While it's difficult to rule out further volatility given the uncertain interest-rate environment, the high-income market has been weak for quite some time now. Yield spreads, the yield difference between noninvestment-grade debt and Treasuries, have widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities in our view. In addition, we believe the economy will remain healthy and corporate earnings will remain strong. And, ultimately, the high-yield market usually tracks corporate earnings.

Respectfully,

/s/ Bernard Scozzafava

Bernard Scozzafava
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R). He is portfolio manager of the MFS(R) Institutional High Yield Fund, the High Yield Series offered through MFS(R)/Sun Life annuity products and MFS(R) High Income Series (part of MFS(R) Variable Insurance Trust(SM)).

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York. Mr. Scozzafava is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks high current income.

Commencement of investment operations: December 31, 1998

Size: $2.1 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2000. Index information is from January 1, 1999.)

                     MFS Institutional                Salomon Brothers
                     High Yield Fund                 High Yield Index
                     -----------------               ----------------
12/98                  $3,000,000                      $3,000,000
 6/99                   3,102,070                       3,052,940
 6/00                   3,119,091                       3,008,606

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000
                                                             1 Year        Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                      +0.55%       +3.97%
--------------------------------------------------------------------------------
Average Annual Total Return                                  +0.55%       +2.64%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)                                       1 Year        Life*
--------------------------------------------------------------------------------
Average high current yield fund+                             -0.77%       +1.73%
--------------------------------------------------------------------------------
Salomon Brothers High Yield Market Index++                   -1.45%       +0.19%
--------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2000. Index information is from
    January 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
 ++ Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2000

Bonds - 46.4%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 42.2%
  Aerospace - 1.5%
    Argo Tech Corp., 8.625s, 2007                                           $ 20           $   14,000
    BE Aerospace, Inc., 8s, 2008                                              20               16,900
                                                                                           ----------
                                                                                           $   30,900
-----------------------------------------------------------------------------------------------------
  Building - 1.8%
    Nortek, Inc., 9.25s, 2007                                               $ 20           $   18,700
    Williams Scotsman, Inc., 9.875s, 2007                                     20               18,000
                                                                                           ----------
                                                                                           $   36,700
-----------------------------------------------------------------------------------------------------
  Business Services - 1.8%
    Iron Mountain, Inc., 8.75s, 2009                                        $ 20           $   18,400
    Unisys Corp., 7.875s, 2008                                                20               18,600
                                                                                           ----------
                                                                                           $   37,000
-----------------------------------------------------------------------------------------------------
  Chemicals - 1.7%
    Lyondell Chemical Co., 9.625s, 2007                                     $ 15           $   14,850
    NL Industries, Inc., 11.75s, 2003                                         20               20,400
                                                                                           ----------
                                                                                           $   35,250
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.1%
    Kindercare Learning Centers, Inc., 9.5s, 2009                           $ 20           $   18,400
    Polymer Group, Inc., 8.75s, 2008                                          20               16,600
    Simmons Co., 10.25s, 2009                                                 10                8,875
                                                                                           ----------
                                                                                           $   43,875
-----------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 3.7%
    Buckeye Cellulose Corp., 9.25s, 2008                                    $ 20           $   20,050
    Gaylord Container Corp., 9.875s, 2008                                     20               13,000
    Silgan Holdings, Inc., 9s, 2009                                           20               18,900
    U.S. Can Corp., 10.125s, 2006                                             25               25,562
                                                                                           ----------
                                                                                           $   77,512
-----------------------------------------------------------------------------------------------------
  Energy - 2.8%
    Cheasapeake Energy Corp., 9.625s, 2005                                  $ 20           $   19,550
    P&L Coal Holdings Corp., 9.625s, 2008                                     20               18,550
    Pioneer Natural Resources Co., 9.625s, 2010                               20               20,600
                                                                                           ----------
                                                                                           $   58,700
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 0.8%
    Willis Corroon Corp., 9s, 2009                                          $ 20           $   16,750
-----------------------------------------------------------------------------------------------------
  Gaming and Hotels - 3.9%
    Aztar Corp., 8.875s, 2007                                               $ 25           $   23,500
    Boyd Gaming Corp., 9.5s, 2007                                             20               19,200
    MGM Grand, Inc., 9.75s, 2007                                              20               20,300
    Station Casinos, Inc., 8.875s, 2008                                       20               18,800
                                                                                           ----------
                                                                                           $   81,800
-----------------------------------------------------------------------------------------------------
  Media - 7.5%
    Benedek Communications Corp., 0s to 2001, 13.25s to 2006                $ 20           $   15,600
    Chancellor Media Corp., 8.125s, 2007                                      20               20,050
    Charter Communications Holdings, 8.25s, 2007                              25               22,125
    Classic Cable, Inc., 10.5s, 2010##                                        10                9,225
    CSC Holdings, Inc., 8.125s, 2009                                          20               19,441
    Cumulus Media, Inc., 10.375s, 2008                                        10                8,700
    Echostar DBS Corp., 9.375s, 2009                                          25               24,125
    Frontiervision Operating Partnership LP, 11s, 2006                        15               15,150
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                       30               21,000
                                                                                           ----------
                                                                                           $  155,416
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    Tenet Healthcare Corp., 8.125s, 2008                                    $ 20           $   18,250
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.4%
    AK Steel Holdings Corp., 9.125s, 2006                                   $ 15           $   14,363
    Metal Management, Inc., 10s, 2008                                         30               15,000
                                                                                           ----------
                                                                                           $   29,363
-----------------------------------------------------------------------------------------------------
  Retail - 1.9%
    J.Crew Operating Corp., 10.375s, 2007                                   $ 25           $   21,750
    Musicland Group, Inc., 9s, 2003                                           20               18,200
                                                                                           ----------
                                                                                           $   39,950
-----------------------------------------------------------------------------------------------------
  Telecommunications - 10.4%
    Adelphia Communications Corp., 7.5s, 2004                               $ 20           $   18,200
    Centennial Cellular Operating Co., 10.75s, 2008                           20               19,500
    Focal Communications Corp., 0s to 2003, 12.125s to 2008                   15               10,125
    Focal Communications Corp., 11.875s, 2010##                               15               15,113
    Global Crossing Holdings Ltd., 9.625s, 2008                               20               19,500
    ITC Deltacom, Inc., 9.75s, 2008                                           15               14,250
    Level 3 Communications, Inc., 9.125s, 2008                                20               17,950
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                    35               25,812
    Nextlink Communications, Inc., 10.75s, 2009                                5                4,950
    Psinet, Inc., 11s, 2009                                                   25               23,250
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                    35               20,475
    Voicestream Wireless Corp., 10.375s, 2009##                               25               25,750
                                                                                           ----------
                                                                                           $  214,875
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $  876,341
-----------------------------------------------------------------------------------------------------

Foreign Bonds - 4.2%
  Netherlands - 2.1%
    United Pan Europe Commerce, 11.25s, 2010 (Media)##                      $ 25           $   22,250
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                                    20               20,400
                                                                                           ----------
                                                                                           $   42,650
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    Colt Telecom Group PLC, 0s to 2001, 12s to 2006
      (Telecommunications)                                                  $ 25           $   22,000
    Telewest Communications PLC, 9.875s, 2010
      (Telecommunications)##                                                  25               23,250
                                                                                           ----------
                                                                                           $   45,250
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $   87,900
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,035,447)                                                  $  964,241
-----------------------------------------------------------------------------------------------------

Stocks - 1.1%
-----------------------------------------------------------------------------------------------------
                                                                          SHARES
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 1.1%
  Netherlands - 1.1%
    Versatel Telecom International ADR* (Telecommunications)                 524           $   22,598
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $430)                                                       $   22,598
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.1%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost                  $106           $  105,961
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,141,838)                                            $1,092,800

Other Assets, Less Liabilities - 47.4%                                                        983,524
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $2,076,324
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,141,838)                                        $1,092,800
  Cash                                                                                            1,081
  Receivable for investments sold                                                               942,463
  Interest receivable                                                                            20,233
  Receivable from investment adviser                                                             39,952
                                                                                             ----------
      Total assets                                                                           $2,096,529
                                                                                             ----------
Liabilities:
  Payable to affiliates for management fee                                                   $       28
  Accrued expenses and other liabilities                                                         20,177
                                                                                             ----------
      Total liabilities                                                                      $   20,205
                                                                                             ----------
Net assets                                                                                   $2,076,324
                                                                                             ==========
Net assets consist of:
  Paid-in capital                                                                            $2,265,610
  Unrealized depreciation on investments and translation of assets and liabilities in
    foreign currencies                                                                          (49,038)
  Accumulated undistributed net realized loss on investments and
    foreign currency transactions                                                              (147,098)
  Accumulated undistributed net investment income                                                 6,850
                                                                                             ----------
      Total                                                                                  $2,076,324
                                                                                             ==========
Shares of beneficial interest outstanding                                                     227,469
                                                                                              =======
Net asset value, offering price and redemption price per share
  (net assets / shares of beneficial interest outstanding)                                     $9.13
                                                                                               =====

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
---------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2000
---------------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                                   $ 201,863
                                                                                    ---------
  Expenses -
    Management fee                                                                  $  10,347
    Trustees' compensation                                                              4,190
    Shareholder servicing agent fee                                                       155
    Administrative fee                                                                    323
    Custodian fee                                                                       5,976
    Printing                                                                            8,274
    Auditing fees                                                                      16,000
    Legal fees                                                                            754
    Registration fees                                                                   6,660
    Miscellaneous                                                                       1,336
                                                                                    ---------
      Total expenses                                                                $  54,015
    Fees paid indirectly                                                                 (612)
    Reduction of expenses by investment adviser                                       (39,952)
                                                                                    ---------
      Net expenses                                                                  $  13,451
                                                                                    ---------
        Net investment income                                                       $ 188,412
                                                                                    ---------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment transactions                  $(147,098)
  Change in unrealized depreciation on investments                                    (32,005)
                                                                                    ---------
      Net realized and unrealized loss on investments and foreign currency          $(179,103)
                                                                                    ---------
          Increase in net assets from operations                                    $   9,309
                                                                                    =========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED        PERIOD ENDED
                                                                              JUNE 30, 2000      JUNE 30, 1999*
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                          $  188,412          $   83,736
  Net realized gain (loss) on investments and foreign currency transactions        (147,098)                 17
  Net unrealized loss on investments and foreign currency translation               (32,005)            (17,033)
                                                                                 ----------          ----------
    Increase in net assets from operations                                       $    9,309          $   66,720
                                                                                 ----------          ----------
Distributions declared to shareholders from net investment income                $ (182,748)         $  (82,567)
                                                                                 ----------          ----------
Net increase in net assets from fund share transactions                          $  182,943          $2,082,667
                                                                                 ----------          ----------
      Total increase in net assets                                               $    9,504          $2,066,820
Net assets:
  At beginning of period                                                          2,066,820                --
                                                                                 ----------          ----------
  At end of period (including accumulated undistributed net investment
    income of $6,850 and $1,186, respectively)                                   $2,076,324          $2,066,820
                                                                                 ==========          ==========

* For the period from the commencement of the fund's investment operations, December 31, 1998, through
  June 30, 1999.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED           PERIOD ENDED
                                                                   JUNE 30, 2000         JUNE 30, 1999*
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $ 9.93                 $10.00
                                                                          ------                 ------
Income from investment operations# -
  Net investment income(S)                                                $ 0.87                 $ 0.50
  Net realized and unrealized loss on investments
    and foreign currency                                                   (0.83)                 (0.16)
                                                                          ------                 ------
      Total from investment operations                                    $ 0.04                 $ 0.34
                                                                          ------                 ------
Less distributions declared to shareholders from net investment
  income                                                                  $(0.84)                $(0.41)
                                                                          ------                 ------
Net asset value - end of period                                           $ 9.13                 $ 9.93
                                                                          ======                 ======
Total return                                                                0.55%                  3.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                0.68%                  0.68%+
  Net investment income                                                     9.08%                  8.43%+
Portfolio turnover                                                            56%                    24%
Net assets at end of period (000 omitted)                                 $2,076                 $2,067

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.15% of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                             $ 0.68                 $ 0.25
        Ratios (to average net assets):
          Expenses##                                                        2.60%                  4.86%+
          Net investment income                                             7.16%                  4.25%+
    * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional High Yield Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. As of the year ended June 30, 2000, no reclassification adjustments were made.

At June 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $4,982 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2008.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fee such that the fund's aggregate expenses do not exceed 0.15% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $1,041,765 and $1,847,570, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $1,141,838
                                                                    ----------
Gross unrealized depreciation                                       $  (78,707)
Gross unrealized appreciation                                           29,669
                                                                    ----------
    Net unrealized depreciation                                     $  (49,038)
                                                                    ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                   YEAR ENDED JUNE 30, 2000  PERIOD ENDED JUNE 30, 1999*
                                                   ------------------------  ---------------------------
                                                     SHARES         AMOUNT       SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                               20       $    200      200,010      $2,000,100
Shares issued to shareholders in reinvestment
  of distributions                                    19,239        182,743        8,200          82,567
                                                      ------       --------      -------      ----------
    Net increase                                      19,259       $182,943      208,210      $2,082,667
                                                      ======       ========      =======      ==========

* For the period from the commencement of the fund's investment operations, December 31, 1998, through
  June 30, 1999.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. For the year ended June 30, 2000, there was no commitment fee allocated to the fund. The fund had no borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional High Yield Fund:

We have audited the accompanying statements of assets and liabilities of MFS Institutional High Yield Fund (one of the series comprising MFS Institutional Trust) including the portfolio of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ending June 30, 2000 and the period from the commencement of operations, December 31, 1998, through June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional High Yield Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended, and the period from the commencement of operations, December 31, 1998, through June 30, 1999 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 10, 2000

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2000.

(C)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                  IHY-2 8/00 400